Exhibit 32-B

Certification of Chief Financial Officer

Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of The Sarbanes-Oxley Act of 2002

I, Jeffery P. Howells, Executive Vice President and Chief Financial Officer of Tech Data Corporation, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(i)	The Quarterly Report on Form 10-Q of Tech Data Corporation for the quarterly period ended July 31, 2006, (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 7, 2006

/S/ JEFFERY P. HOWELLS
Jeffery P. Howells
Executive Vice President and Chief Executive Officer